                                                                   Exhibit 10.22

                                                                  EXECUTION COPY

                                 SIXTH AMENDMENT

                          Dated as of November 20, 2000

               This SIXTH AMENDMENT (the "Sixth Amendment") among The Donna Karan Company, a New York general partnership, The Donna Karan Company Store, G.P., a New York general partnership, Donna Karan Studio, a New York general partnership, and DK Footwear Partners, a New York general partnership (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), the financial institutions from time to time parties thereto as issuing banks (the "Issuing Banks"), Citibank, N.A., in its capacity as administration agent for the Lenders and the Issuing Banks (the "Administrative Agent"), The Chase Manhattan Bank and Nationsbank, N.A., in their capacity as co-agents (the "Co-Agents").

                             PRELIMINARY STATEMENTS:

               (1) The Borrowers, the Lenders, the Issuing Banks, the Co-Agents and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement dated as of January 29, 1998, as amended from time to time
(as so amended, the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

               (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

               SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

               (a) The definition of "Eligible Receivables" in Section 1.01 of the Credit Agreement is amended by adding at the end thereof the following:

               "Notwithstanding anything to the contrary contained herein, no Receivable arising under a Borrower's consumer private label credit card program shall be an Eligible Receivable."

               (b) Section 9.02 of the Credit Agreement is amended by adding at the end thereof a new clause (vii) to read as follows:

               (vii) the sale of accounts by The Donna Karan Company Store, G.P. to Hudson United Bank pursuant to the Consumer Credit Card Program Agreement dated as of November 20, 2000 among Hudson United Bank, The Donna Karan Company

               Store, G.P. and Donna Karan Studio."

               (c) Section 9.03 of the Credit Agreement is amended by renumbering the second clause (viii) at the end thereof to "(ix)" and adding a new clause (x) at the end of Section 9.03 to read as follows:

               "(x) the Lien granted pursuant to, and the UCC-1 financing statements filed in connection with, the Consumer Credit Card Program Agreement dated as of November 20, 2000 among Hudson United Bank, The Donna Karan Company Store, G.P. and Donna Karan Studio."

               SECTION 2. CONDITIONS OF EFFECTIVENESS. This Sixth Amendment shall become effective when the Administrative Agent shall have received counterparts of this Sixth Amendment executed by the Borrowers and the Requisite Lenders.

               SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants as follows:


               (a) After giving effect to this Sixth Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true in all material respects.

               (b) After giving effect to this Sixth Amendment, no Default or Event of Default shall have occurred and be continuing.

               SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of this Sixth Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

               (c) The execution, delivery and effectiveness of this Sixth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               SECTION 5. EXECUTION IN COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

               SECTION 6. GOVERNING LAW. This Sixth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed as of the date first above written.


                      THE DONNA KARAN COMPANY

                      By:      Donna Karan International Inc., a general partner


                      By:     /s/
                         ----------------------------------
                         Title:
                               ----------------------------


                      DONNA KARAN STUDIO

                      By:      Full Requirements Merchandising, Inc., a general
                                 partner


                      By:     /s/
                         ----------------------------------
                         Title:
                               ----------------------------


                      THE DONNA KARAN COMPANY STORE, G.P.

                      By:      Donna Karan International Inc., a general partner


                      By:     /s/
                         ----------------------------------
                         Title:
                               ----------------------------


                      DK FOOTWEAR PARTNERS

                      By:      Donna Karan International Inc., a general partner


                      By:     /s/
                         ----------------------------------
                         Title:
                               ----------------------------

                      CITIBANK, N.A., as Administrative Agent and Lender




                      By:     /s/
                         ----------------------------------
                         Vice President

                      THE CHASE MANHATTAN BANK, as Co-Agent
                         and Lender



                      By:     /s/
                         ----------------------------------
                         Title:
                               ----------------------------


                      BANKAMERICA BUSINESS CREDIT, as Co-Agent
                         and Lender



                      By:     /s/
                         ----------------------------------
                         Title:
                               ----------------------------


                      PNC BUSINESS CREDIT



                      By:     /s/
                         ----------------------------------
                         Title:
                               ----------------------------


                      THE CIT GROUP/COMMERCIAL SERVICES, INC.



                      By:     /s/
                         ----------------------------------
                         Title:
                               ----------------------------

                      NATIONAL CITY COMMERCIAL FINANCE, INC.



                      By:     /s/
                         ----------------------------------
                         Title:
                               ----------------------------


                      JACKSON NATIONAL LIFE INSURANCE CO.,
                      By:  PPM FINANCE, INC., its Attorney-in-Fact



                      By:     /s/
                         ----------------------------------
                         Title:
                               ----------------------------